UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 28, 2012

Nexxus Lighting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

124 Floyd Smith Drive, Suite 300, Charlotte, North Carolina	28262
(Address of Principal Executive Offices)	(Zip Code)

(704) 405-0416

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On August 23, 2012, Nexxus Lighting, Inc. (the “Company”) issued a press release announcing its preliminary, unaudited financial results for the quarter ended June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1, and is being furnished (not filed) with this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the preliminary, unaudited financial results contained in Item 2.02 in this Current Report on Form 8-K and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.06	Material Impairments.

As a result of the Company’s deteriorating financial condition and significantly reduced market value, on or about June 28, 2012, the Company reached a preliminary conclusion that it expects to record material charges for impairment of goodwill and other long-lived assets, including patents, trademarks, customer relationships, non-compete agreement, and product certification and licensing costs in the second quarter of 2012. In addition, the Company is reviewing its plans for future Array production and may write-off certain equipment held as noncurrent assets. The Company estimates that these expenses could be up to $5,000,000 and likely will greatly reduce or eliminate the balance for most or all of the subject assets. The Company has engaged third-party consultants to assist in determining the value of such assets. These assets and their corresponding net balance at June 30, 2012, prior to any impairment charges, include:

Goodwill	$1,988,920
Long-lived assets:
Patents	$1,107,124
Trademarks	689,801
Customer relationships	589,167
Product certification and licensing costs	75,398
Net property and equipment	555,380

Total long-lived assets	$3,016,870

To the extent required by applicable rules of the Securities and Exchange Commission, the Company will file one or more amendments to this Current Report on Form 8-K as estimates of such impairment charges are finalized.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 23, 2012, announcing preliminary, unaudited second quarter 2012 financial results

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this Current Report on Form 8-K and in Exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors including, but not limited to, risks and uncertainties relating to the following: the risk that we may be unable to obtain sufficient capital to continue operations; the risk that we may not be able to maintain adequate liquidity or remain viable if we are unable to successfully manage our costs and expenses and raise capital through the liquidation or divestiture of our assets or businesses or debt or equity financing; our history of losses and anticipated future losses; future impairment charges resulting from changes in the estimated fair value of reporting units or of long-lived assets, including goodwill and other intangibles; the risk that any reorganization of our Company, operations and/or product offerings, may cause us to incur greater losses and create disruptions in our business; the risk that demand for our Array® brand of LED light bulbs fails to emerge as anticipated; our dependence on a single customer for a substantial portion of our revenue and the risk that the loss of this key customer or a reduction in sales to this customer could seriously impact our revenue and adversely affect our results of operations and prospects; competition in each of our product areas, including price competition; dependence on suppliers and third-party manufacturers; the success of our sales, marketing and product development efforts; the condition of the international marketplace; general economic and business conditions; the evolving nature of our LED lighting technology; our ability to adequately protect our intellectual property rights; the risk that infringement claims by others may subject us to significant costs even if the claims are invalid; the risk that an adverse outcome in litigation could subject us to significant liabilities, require us to license disputed rights from others or require us to cease marketing or using certain products or technologies; acts of war, terrorism, and natural disasters; and other factors.

The Company has experienced continued net losses and faces significant challenges in order to maintain adequate liquidity and reach profitability, particularly in light of the current challenging economic environment. The Company expects continuing losses in 2012, further eroding its cash position. In the event that the Company is unable to successfully manage its costs and expenses and raise additional capital through debt or equity financing or the liquidation or divestiture of assets or businesses, these conditions could significantly impair its ability to fund future operations. On April 30, 2012, the Company announced that it is exploring strategic alternatives available to it, including a possible sale of the Company. However, the Company can make no assurances and there is uncertainty regarding its ability to conclude transactions necessary for the Company to maintain liquidity sufficient to operate the business. The preliminary, unaudited financial information for the quarter ended June 30, 2012 presented in the press release attached hereto as Exhibit 99.1 does not include any adjustments that might result from the outcome of this uncertainty. If the Company is unable to maintain adequate liquidity, future operations will be discontinued.

For a more detailed discussion of these risks and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2011 Form 10-K, filed on March 28, 2012 with the Securities and Exchange Commission (“SEC”), and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances.

Preliminary Results Are Subject to Change

The financial information for the quarter ended June 30, 2012 presented in the press release attached hereto as Exhibit 99.1 is preliminary and unaudited. The Company cautions that all of the results with respect to the second quarter of 2012 are preliminary estimates and are subject to the completion of the SAS 100 review, which could have a significant material impact on the Company’s actual financial results for the second quarter of 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 22, 2012	NEXXUS LIGHTING, INC.

/s/ Gary R. Langford
Name: Gary R. Langford
Title: Chief Financial Officer